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                        GENAISSANCE PHARMACEUTICALS, INC.
                        5 SCIENCE PARK, BOX 6, SUITE 2104
                              NEW HAVEN, CT 06511





February 17, 2000


Connecticut Innovations, Incorporated
999 West Street
Rocky Hill, CT 06067

Re:  INVESTMENT

Gentlemen:

         Genaissance Pharmaceuticals, Inc. (the "COMPANY"), Connecticut Innovations, Incorporated ("CII") and certain other parties have entered into a Preferred Stock Purchase Agreement dated as of the date hereof (the "PURCHASE AGREEMENT") pursuant to which CII has agreed to purchase and the Company has agreed to sell to CII shares of the Company's Series B Redeemable Convertible Preferred Stock (the "SERIES B SHARES"). As an inducement for CII to purchase the Series B Shares and as a condition thereto, the Company agrees as follows:

         1. All of the Series B Shares and all shares of the Company's capital stock (including shares of capital stock underlying any warrants) held by CII as of the date hereof shall be subject to and included in the definition of "Preferred Shares" in a certain Supplemental Agreement Concerning Conversion of Convertible Note and Connecticut Presence, dated November 23, 1999, by and between the Company and CII.

         2. The following agreements by and between CII and the Company are hereby amended as follows:

                  (a) Sections 7.18, 7.19 and 8.3(ii) of that certain Purchase Agreement dated as of March 10, 1994 (the "FIRST AGREEMENT") are hereby deleted without substitution.

                  (b) Sections 7.10, 7.19, 7.20 and 9.3(a)(ii) of that certain Financing Agreement dated as of November 16, 1994 (the "SECOND AGREEMENT") are hereby deleted without substitution.


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Connecticut Innovations, Incorporated
February ___, 2000
Page 2 of 3


                  (c) Sections 7.9, 7.17, 7.18 and 9.3(a)(ii) and (c) of that certain Financing Agreement dated as of September 10, 1996 (the "THIRD AGREEMENT") are hereby deleted without substitution.

                  (d) Sections 7.9, 7.18 and 7.19 of that certain Stock Purchase Agreement dated as of December 24, 1997 are hereby deleted in their entirety without substitution, and Section 10 of such Stock Purchase Agreement is also deleted in its entirety without substitution, except that the numbering of such Section 10 shall be retained (without any content) in order to preserve the numbering scheme for such Agreement as a whole.

         3. Sections 11.2 and 11.3 of that certain Stock Subscription Warrant No. 1, dated March 10, 1994, issued by the Company (when its name was BIOS Laboratories, Inc.) to CII, are hereby deleted without substitution.

         4. Section 9 of the First Agreement, Section 12 of the Second Agreement and Section 11 of the Third Agreement each contain securities registration rights as to shares of the Company's common stock granted to CII by the Company (collectively, with any other registration rights as to shares of the Company's common stock that may have been granted to CII by the Company, "CII'S COMMON STOCK REGISTRATION RIGHTS"). Notwithstanding anything to the contrary in the First Agreement, the Second Agreement or the Third Agreement, the shares of the Company's common stock (including shares of common stock underlying any warrants) held by CII as of the date hereof shall be included in the definition of and treated as "Other Shares" under a certain Amended and Restated Registration Rights Agreement dated as of the date hereof among the Company, CII and certain other parties (the "SERIES A REGISTRATION RIGHTS AGREEMENT") and under a certain Registration Rights Agreement dated as of the date hereof among the Company, CII and certain other parties (the "SERIES B REGISTRATION RIGHTS AGREEMENT") and CII's Common Stock Registration Rights shall be governed by the provisions of the Series A Registration Rights Agreement and the Series B Registration Rights Agreement to the extent, and only to the extent, that any of CII's Common Stock Registration Rights conflict with the provisions of the Series A Registration Rights Agreement and/or the Series B Registration Rights Agreement. However, if the number of shares which CII desires to register upon any exercise of CII's Common Stock Registration Rights is reduced by more than twenty-five percent (25%) as a result of the application of the provisions of the Series A Registration Rights Agreement and/or the Series B Registration Rights Agreement, then such exercise shall not count against any limit on the number of times that CII may exercise CII's Common Stock Registration Rights under the applicable agreements. In no event shall the provisions of this Section 4 apply or extend to any shares of common stock issuable upon conversion of the Series B Shares or upon conversion of the shares of the Company's Series A Redeemable Convertible Preferred Stock held by CII.


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Connecticut Innovations, Incorporated
February ___, 2000
Page 3 of 3


         If the terms set forth above are satisfactory to you, please indicate your acceptance by signing the enclosed copy of this letter in the place below provided for that purpose and returning it to the undersigned, whereupon it shall become a binding agreement between us.

                                            Very truly yours,

                                            GENAISSANCE PHARMACEUTICALS, INC.



                                            By: /s/ Kevin Rakin
                                                ------------------------------
                                                Kevin Rakin
                                                Its Executive Vice President

Accepted and agreed to:

CONNECTICUT INNOVATIONS,
INCORPORATED


By: /s/ Victor R. Budnick
    --------------------------------
    Victor R. Budnick
    Its President and Executive Director